UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:	BlackRock Equity Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 10/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Equity Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2022	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2022, the Fund underperformed its benchmark, the Russell 1000® Value Index, and outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

Stock selection in the health care sector was the largest detractor from the Fund’s relative performance. Most prominently, selection decisions in the pharmaceuticals and health care equipment & supplies industries weighed on relative return, as did an underweight allocation to biotechnology companies. In information technology (“IT”), stock selection within the IT services industry accounted for the vast majority of relative underperformance within the sector. Other notable detractors during the period included stock selection among energy companies and investment decisions within the industrials sector.

Conversely, stock selection in the financials sector was the largest contributor to the Fund’s relative performance, as investment decisions in the banks and diversified financial services industries benefited relative return. The Fund’s underweight allocation to real estate also boosted relative results, as did stock selection in the consumer staples sector. Other modest contributors during the period included underweight allocations to the communication services and materials sectors.

The Fund’s cash balance at period-end was 5.4%. The elevated cash balance was strategic in nature, as the Fund preferred to pair high-quality cyclical exposure with an elevated cash balance to maintain an appropriate risk and potential return profile. The Fund’s cash balance did not materially affect relative performance during the period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to IT, consumer discretionary, and utilities stocks. Conversely, the Fund reduced its exposure to industrials, energy, and health care.

Describe portfolio positioning at period end.

The Fund’s largest absolute allocations were in the financials, health care, and IT sectors. Relative to the Russell 1000® Value Index benchmark, the largest overweight positions were in health care, IT, and consumer discretionary stocks. The Fund’s most significant relative underweights were in the real estate, industrials, and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.44)%	(5.99)%	N/A	7.60%	N/A	9.99%	N/A
Service	(3.58)	(6.29)	N/A	7.26	N/A	9.67	N/A
Investor A	(3.54)	(6.20)	(11.13)%	7.33	6.18%	9.72	9.13%
Investor C	(3.89)	(6.91)	(7.71)	6.56	6.56	9.11	9.11
Class K	(3.39)	(5.89)	N/A	7.72	N/A	10.08	N/A
Class R	(3.68)	(6.53)	N/A	6.98	N/A	9.37	N/A
Russell 1000® Value Index(c)	(3.19)	(7.00)	N/A	7.21	N/A	10.30	N/A
S&P 500® Index(d)	(5.50)	(14.61)	N/A	10.44	N/A	12.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Equity Dividend Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
	(05/01/22)	(10/31/22)	the Period	(a)	(05/01/22)	(10/31/22)	the Period	(a)	Ratio

Institutional	$ 1,000.00	$ 965.60	$ 3.37		$ 1,000.00	$ 1,021.78	$ 3.47		0.68%
Service	1,000.00	964.20	4.90		1,000.00	1,020.21	5.04		0.99
Investor A	1,000.00	964.60	4.56		1,000.00	1,020.57	4.69		0.92
Investor C	1,000.00	961.10	8.35		1,000.00	1,016.69	8.59		1.69
Class K	1,000.00	966.10	2.87		1,000.00	1,022.28	2.96		0.58
Class R	1,000.00	963.20	6.28		1,000.00	1,018.80	6.46		1.27

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Wells Fargo & Co.	3.4%
BP PLC	2.9
Citigroup, Inc.	2.7
Medtronic PLC	2.7
General Motors Co.	2.5
Enterprise Products Partners LP	2.4
American International Group, Inc.	2.4
Cognizant Technology Solutions Corp., Class A	2.3
JPMorgan Chase & Co.	2.3
Cisco Systems, Inc.	2.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	21.6%
Financials	21.3
Information Technology	12.2
Energy	8.9
Consumer Discretionary	7.9
Industrials	6.9
Consumer Staples	6.1
Communication Services	5.5
Utilities	3.2
Materials	2.0
Short-Term Securities	4.4
Other Assets Less Liabilities	—	(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 0.1%.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Equity Dividend Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Airbus SE	1,553,713	$168,117,512
BAE Systems PLC	21,150,473	197,832,279
L3Harris Technologies, Inc.	869,950	214,416,577

		580,366,368

Auto Components — 0.5%
Lear Corp.	741,011	102,785,636

Automobiles — 2.5%
General Motors Co.	12,283,266	482,118,191

Banks — 11.4%
Bank of America Corp.	6,404,632	230,822,937
Citigroup, Inc.	11,123,993	510,146,319
First Citizens BancShares, Inc., Class A	422,778	347,574,249
JPMorgan Chase & Co.	3,422,259	430,793,963
Wells Fargo & Co.	13,945,841	641,369,228

		2,160,706,696

Beverages — 1.1%
Constellation Brands, Inc., Class A	839,501	207,423,907

Capital Markets — 1.4%
Charles Schwab Corp	1,389,185	110,676,369
Raymond James Financial, Inc.	1,247,391	147,366,773

		258,043,142

Chemicals — 1.0%
PPG Industries, Inc.	1,599,313	182,609,558

Communications Equipment — 2.2%
Cisco Systems, Inc.	9,013,964	409,504,385

Consumer Finance — 0.5%
Capital One Financial Corp.	963,374	102,136,911

Containers & Packaging — 1.0%
Sealed Air Corp.	4,043,945	192,572,661

Diversified Financial Services — 1.5%
Apollo Global Management, Inc.	4,013,607	222,193,283
Equitable Holdings, Inc.	1,969,261	60,298,772

		282,492,055

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	7,393,329	134,780,388
Verizon Communications, Inc.	4,221,604	157,761,341

		292,541,729

Electric Utilities — 1.1%
American Electric Power Co., Inc.	1,378,004	121,154,112
Edison International	1,466,037	88,020,861

		209,174,973

Entertainment — 0.6%
Activision Blizzard, Inc.	1,542,386	112,285,701

Food & Staples Retailing — 1.2%
Walmart, Inc.	1,658,728	236,086,756

Food Products — 0.9%
Kraft Heinz Co.	2,609,360	100,382,079
Mondelez International, Inc., Class A	1,084,211	66,657,293

		167,039,372

Health Care Equipment & Supplies — 6.2%
Baxter International, Inc.	3,294,670	179,065,314

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV	12,629,730	$160,206,582
Medtronic PLC	5,832,344	509,396,925
Zimmer Biomet Holdings, Inc.	2,859,696	324,146,542

		1,172,815,363

Health Care Providers & Services — 9.2%
AmerisourceBergen Corp.	671,056	105,503,424
Cardinal Health, Inc.	3,196,678	242,627,860
Cigna Corp.	898,605	290,303,331
Elevance Health, Inc.	645,968	353,195,924
Humana, Inc.	643,996	359,401,288
Laboratory Corp. of America Holdings	1,760,256	390,530,396

		1,741,562,223

Household Durables — 1.5%
Newell Brands, Inc.	9,065,735	125,197,800
Panasonic Holdings Corp.	22,798,900	162,387,689

		287,585,489

Industrial Conglomerates — 0.8%
Siemens AG, Registered Shares	1,444,476	157,749,720

Insurance — 6.6%
Allstate Corp.	902,427	113,931,409
American International Group, Inc.	7,867,372	448,440,204
Fidelity National Financial, Inc.	5,200,869	204,810,221
Prudential PLC	12,002,141	111,495,793
Willis Towers Watson PLC	1,686,535	368,018,802

		1,246,696,429

IT Services — 7.0%
Cognizant Technology Solutions Corp., Class A	7,105,002	442,286,374
Fidelity National Information Services, Inc.	2,637,009	218,845,377
Fiserv, Inc.(a)	1,682,550	172,865,187
SS&C Technologies Holdings, Inc.	6,010,123	309,040,525
Visa, Inc., A Shares	911,061	188,735,397

		1,331,772,860

Machinery — 1.2%
Fortive Corp.	751,560	48,024,684
Komatsu Ltd.	9,151,500	179,279,598

		227,304,282

Media — 2.7%
Comcast Corp., Class A	10,834,642	343,891,537
Fox Corp., Class A	6,201,468	179,036,381

		522,927,918

Multiline Retail — 1.1%
Dollar General Corp.	794,042	202,520,412

Multi-Utilities — 2.1%
Public Service Enterprise Group, Inc.	3,776,872	211,769,213
Sempra Energy	1,268,235	191,427,391

		403,196,604

Oil, Gas & Consumable Fuels — 8.9%
BP PLC	98,075,772	542,614,136
ConocoPhillips	1,498,726	188,974,361
Enterprise Products Partners LP	17,811,826	449,748,607
EQT Corp.	4,248,824	177,770,796
Hess Corp.	1,008,879	142,332,649
Shell PLC	6,879,420	190,570,834

		1,692,011,383

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 1.9%
Unilever PLC, ADR	8,074,672	$367,478,323

Pharmaceuticals — 6.3%
AstraZeneca PLC	2,951,235	346,274,652
Bayer AG, Registered Shares	5,781,336	303,988,588
Eli Lilly & Co.	275,600	99,792,004
Novo Nordisk A/S, ADR	891,312	97,010,398
Sanofi	4,005,119	344,671,709

		1,191,737,351

Professional Services — 1.5%
Leidos Holdings, Inc.	2,288,544	232,493,185
Robert Half International, Inc.	646,220	49,409,981

		281,903,166

Road & Rail — 0.4%
Union Pacific Corp.	356,841	70,347,635

Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc.	620,515	88,497,849
Micron Technology, Inc.	3,268,080	176,803,128

		265,300,977

Software — 1.3%
Microsoft Corp.	1,054,216	244,715,160

Specialty Retail — 1.5%
Ross Stores, Inc.	3,076,946	294,432,963

Technology Hardware, Storage & Peripherals — 0.3%
Samsung Electronics Co. Ltd.	1,504,580	62,620,354

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.7%
Ralph Lauren Corp.	1,341,996	$124,389,609

Tobacco — 1.0%
Altria Group, Inc.	3,991,518	184,687,538

Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., Class B	2,635,479	109,706,033

Total Long-Term Investments — 95.6% (Cost: $15,995,301,653)		18,161,349,833

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(b)(c)	838,567,682	838,567,682

Total Short-Term Securities — 4.4% (Cost: $838,567,682)		838,567,682

Total Investments — 100.0% (Cost: $16,833,869,335)		18,999,917,515

Other Assets Less Liabilities — 0.0%		3,826,178

Net Assets — 100.0%		$19,003,743,693

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,102,329,489	$—	$(263,761,807	)(a)	$—	$—	$838,567,682	838,567,682	$8,645,647	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$214,416,577	$365,949,791	$—	$580,366,368

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Auto Components	$102,785,636	$—	$—	$102,785,636
Automobiles	482,118,191	—	—	482,118,191
Banks	2,160,706,696	—	—	2,160,706,696
Beverages	207,423,907	—	—	207,423,907
Capital Markets	258,043,142	—	—	258,043,142
Chemicals	182,609,558	—	—	182,609,558
Communications Equipment	409,504,385	—	—	409,504,385
Consumer Finance	102,136,911	—	—	102,136,911
Containers & Packaging	192,572,661	—	—	192,572,661
Diversified Financial Services	282,492,055	—	—	282,492,055
Diversified Telecommunication Services	292,541,729	—	—	292,541,729
Electric Utilities	209,174,973	—	—	209,174,973
Entertainment	112,285,701	—	—	112,285,701
Food & Staples Retailing	236,086,756	—	—	236,086,756
Food Products	167,039,372	—	—	167,039,372
Health Care Equipment & Supplies	1,012,608,781	160,206,582	—	1,172,815,363
Health Care Providers & Services	1,741,562,223	—	—	1,741,562,223
Household Durables	125,197,800	162,387,689	—	287,585,489
Industrial Conglomerates	—	157,749,720	—	157,749,720
Insurance	1,135,200,636	111,495,793	—	1,246,696,429
IT Services	1,331,772,860	—	—	1,331,772,860
Machinery	48,024,684	179,279,598	—	227,304,282
Media	522,927,918	—	—	522,927,918
Multiline Retail	202,520,412	—	—	202,520,412
Multi-Utilities	403,196,604	—	—	403,196,604
Oil, Gas & Consumable Fuels	958,826,413	733,184,970	—	1,692,011,383
Personal Products	367,478,323	—	—	367,478,323
Pharmaceuticals	196,802,402	994,934,949	—	1,191,737,351
Professional Services	281,903,166	—	—	281,903,166
Road & Rail	70,347,635	—	—	70,347,635
Semiconductors & Semiconductor Equipment	265,300,977	—	—	265,300,977
Software	244,715,160	—	—	244,715,160
Specialty Retail	294,432,963	—	—	294,432,963
Technology Hardware, Storage & Peripherals	—	62,620,354	—	62,620,354
Textiles, Apparel & Luxury Goods	124,389,609	—	—	124,389,609
Tobacco	184,687,538	—	—	184,687,538
Wireless Telecommunication Services	109,706,033	—	—	109,706,033
Short-Term Securities
Money Market Funds	838,567,682	—	—	838,567,682

	$16,072,108,069	$2,927,809,446	$—	$18,999,917,515

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities (unaudited)

October 31, 2022

BlackRock Equity Dividend Fund

ASSETS
Investments, at value — unaffiliated(a)	$18,161,349,833
Investments, at value — affiliated(b)	838,567,682
Foreign currency, at value(c)	260
Receivables:
Investments sold	19,271,722
Capital shares sold	15,632,709
Dividends — unaffiliated	25,920,857
Dividends — affiliated	2,041,857
Prepaid expenses	323,234

Total assets	19,063,108,154

LIABILITIES
Payables:
Accounting services fees	839,479
Capital shares redeemed	43,600,007
Custodian fees	180,121
Investment advisory fees	8,627,100
Trustees’ and Officer’s fees	51,284
Other accrued expenses	63,973
Professional fees	154,846
Service and distribution fees	1,447,751
Transfer agent fees	4,399,900

Total liabilities	59,364,461

NET ASSETS	$19,003,743,693

NET ASSETS CONSIST OF
Paid-in capital	$16,319,848,659
Accumulated earnings	2,683,895,034

NET ASSETS	$19,003,743,693

(a) Investments, at cost — unaffiliated	$15,995,301,653

(b) Investments, at cost — affiliated	$838,567,682

(c) Foreign currency, at cost	$261

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

October 31, 2022

BlackRock Equity Dividend Fund

NET ASSET VALUE

Institutional

Net assets	$10,384,788,120

Shares outstanding	556,382,906

Net asset value	$18.66

Shares authorized	Unlimited

Par value	$0.10

Service
Net assets	$51,094,722

Shares outstanding	2,752,270

Net asset value	$18.56

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$4,906,701,918

Shares outstanding	264,095,879

Net asset value	$18.58

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$324,693,843

Shares outstanding	18,546,818

Net asset value	$17.51

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$2,905,577,606

Shares outstanding	155,771,993

Net asset value	$18.65

Shares authorized	Unlimited

Par value	$0.10

Class R
Net assets	$430,887,484

Shares outstanding	22,873,780

Net asset value	$18.84

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations (unaudited)

Six Months Ended October 31, 2022

BlackRock Equity Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$248,277,519
Dividends — affiliated	8,645,647
Foreign taxes withheld	(7,202,617)

Total investment income	249,720,549

EXPENSES

Investment advisory	55,076,302
Transfer agent — class specific	9,303,867
Service and distribution — class specific	9,204,093
Accounting services	865,594
Registration	189,223
Custodian	183,497
Trustees and Officer	120,361
Miscellaneous	285,227

Total expenses	75,228,164

Less:
Fees waived and/or reimbursed by the Manager	(365,697)

Total expenses after fees waived and/or reimbursed	74,862,467

Net investment income	174,858,082

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	635,243,711
Foreign currency transactions	(3,014,928)

632,228,783

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,541,893,551)
Foreign currency translations	879,262

(1,541,014,289)

Net realized and unrealized loss	(908,785,506)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(733,927,424)

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund

	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$174,858,082	$296,279,557

Net realized gain	632,228,783	3,004,618,763

Net change in unrealized appreciation (depreciation)	(1,541,014,289)	(3,100,741,953)

Net increase (decrease) in net assets resulting from operations	(733,927,424)	200,156,367

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(847,485,341)	(1,349,438,638)

Service	(4,343,576)	(8,736,874)

Investor A	(388,375,017)	(629,395,869)

Investor C	(26,739,439)	(49,136,586)

Class K	(234,137,373)	(375,736,564)

Class R	(32,575,028)	(53,432,455)

Decrease in net assets resulting from distributions to shareholders	(1,533,655,774)	(2,465,876,986)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	455,623,840	1,345,609,278

NET ASSETS
Total decrease in net assets	(1,811,959,358)	(920,111,341)
Beginning of period	20,815,703,051	21,735,814,392

End of period	$19,003,743,693	$20,815,703,051

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$21.03		$23.48		$17.30	$19.70		$23.53	$22.19	$22.33

Net investment income(a)	0.18		0.33		0.37	0.29		0.43	0.42	0.43
Net realized and unrealized gain (loss)		(0.97)	(0.13)		7.06	(1.98)		0.31	2.28	3.22

Net increase (decrease) from investment operations		(0.79)	0.20		7.43	(1.69)		0.74	2.70	3.65

Distributions(b)
From net investment income		(0.17)	(0.33)		(0.34)	(0.27)		(0.46)	(0.39)	(0.44)
From net realized gain		(1.41)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)	(3.35)

Total distributions		(1.58)	(2.65)		(1.25)	(0.71)		(4.57)	(1.36)	(3.79)

Net asset value, end of period	$18.66		$21.03		$23.48	$17.30		$19.70	$23.53	$22.19

Total Return(c)
Based on net asset value	(3.44	)%(d)	0.92%		44.72%	(8.98	)%(d)	4.02%	12.47%	17.13%

Ratios to Average Net Assets(e)
Total expenses	0.68	%(f)	0.68%		0.70%	0.71	%(f)	0.70%	0.72%	0.72%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.68%		0.70%	0.70	%(f)	0.69%	0.72%	0.71%

Net investment income	1.85	%(f)	1.45%		1.89%	1.98	%(f)	2.01%	1.86%	1.89%

Supplemental Data
Net assets, end of period (000)	$10,384,788		$11,385,816		$11,762,808	$8,412,641		$9,977,737	$11,120,924	$12,305,546

Portfolio turnover rate		32%	47	%(g)	45%	40%		43%	36%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$20.92		$23.37		$17.23	$19.61		$23.44	$22.12	$22.26

Net investment income(a)	0.15		0.25		0.32	0.24		0.36	0.36	0.39
Net realized and unrealized gain (loss)		(0.96)	(0.12)		7.01	(1.96)		0.32	2.26	3.21

Net increase (decrease) from investment operations		(0.81)	0.13		7.33	(1.72)		0.68	2.62	3.60

Distributions(b)
From net investment income		(0.14)	(0.26)		(0.28)	(0.22)		(0.40)	(0.33)	(0.39)
From net realized gain		(1.41)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)	(3.35)

Total distributions		(1.55)	(2.58)		(1.19)	(0.66)		(4.51)	(1.30)	(3.74)

Net asset value, end of period	$18.56		$20.92		$23.37	$17.23		$19.61	$23.44	$22.12

Total Return(c)
Based on net asset value	(3.58	)%(d)	0.59%		44.24%	(9.16	)%(d)	3.74%	12.11%	16.92%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)	1.00%		1.01%	1.01	%(f)	1.00%	1.01%	0.92%

Total expenses after fees waived and/or reimbursed	0.99	%(f)	0.99%		1.00%	1.00	%(f)	0.99%	1.01%	0.92%

Net investment income	1.54	%(f)	1.13%		1.64%	1.68	%(f)	1.69%	1.59%	1.72%

Supplemental Data
Net assets, end of period (000)	$51,095		$58,489		$89,037	$89,711		$130,943	$82,914	$63,273

Portfolio turnover rate		32%	47	%(g)	45%	40%		43%	36%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$20.94		$23.39		$17.24	$19.63		$23.46	$22.13	$22.28

Net investment income(a)	0.16		0.27		0.32	0.25		0.37	0.37	0.38
Net realized and unrealized gain (loss)		(0.97)	(0.12)		7.03	(1.97)		0.32	2.26	3.20

Net increase (decrease) from investment operations		(0.81)	0.15		7.35	(1.72)		0.69	2.63	3.58

Distributions(b)
From net investment income		(0.14)	(0.28)		(0.29)	(0.23)		(0.41)	(0.33)	(0.38)
From net realized gain		(1.41)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)	(3.35)

Total distributions		(1.55)	(2.60)		(1.20)	(0.67)		(4.52)	(1.30)	(3.73)

Net asset value, end of period	$18.58		$20.94		$23.39	$17.24		$19.63	$23.46	$22.13

Total Return(c)
Based on net asset value	(3.54	)%(d)	0.67%		44.37%	(9.14	)%(d)	3.76%	12.18%	16.82%

Ratios to Average Net Assets(e)
Total expenses	0.93	%(f)	0.93%		0.95%	0.95	%(f)	0.96%	0.97%	0.97%

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.92%		0.95%	0.95	%(f)	0.95%	0.96%	0.96%

Net investment income	1.60	%(f)	1.20%		1.64%	1.73	%(f)	1.74%	1.61%	1.66%

Supplemental Data
Net assets, end of period (000)	$4,906,702		$5,253,967		$5,781,855	$3,954,045		$4,504,748	$4,999,366	$5,435,461

Portfolio turnover rate		32%	47	%(g)	45%	40%		43%	36%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$19.82		$22.27		$16.46	$18.76		$22.62	$21.37	$21.62

Net investment income(a)	0.08		0.10		0.18	0.14		0.21	0.20	0.21
Net realized and unrealized gain (loss)		(0.91)	(0.12)		6.69	(1.87)		0.29	2.19	3.10

Net increase (decrease) from investment operations		(0.83)	(0.02)		6.87	(1.73)		0.50	2.39	3.31

Distributions(b)
From net investment income		(0.07)	(0.11)		(0.15)	(0.13)		(0.25)	(0.17)	(0.21)
From net realized gain		(1.41)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)	(3.35)

Total distributions		(1.48)	(2.43)		(1.06)	(0.57)		(4.36)	(1.14)	(3.56)

Net asset value, end of period	$17.51		$19.82		$22.27	$16.46		$18.76	$22.62	$21.37

Total Return(c)
Based on net asset value	(3.89	)%(d)	(0.08)%		43.30%	(9.62	)%(d)	3.01%	11.44%	15.99%

Ratios to Average Net Assets(e)
Total expenses	1.69	%(f)	1.68%		1.69%	1.67	%(f)	1.67%	1.67%	1.69%

Total expenses after fees waived and/or reimbursed	1.69	%(f)	1.68%		1.68%	1.66	%(f)	1.66%	1.67%	1.69%

Net investment income	0.85	%(f)	0.45%		1.02%	1.04	%(f)	1.05%	0.90%	0.94%

Supplemental Data
Net assets, end of period (000)	$324,694		$375,420		$499,559	$1,033,611		$1,615,843	$2,225,355	$2,538,471

Portfolio turnover rate		32%	47	%(g)	45%	40%		43%	36%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$21.02		$23.47		$17.29	$19.69		$23.52	$22.18	$22.32

Net investment income(a)	0.19		0.35		0.39	0.30		0.45	0.45	0.42
Net realized and unrealized gain (loss)		(0.97)	(0.12)		7.06	(1.97)		0.32	2.28	3.26

Net increase (decrease) from investment operations		(0.78)	0.23		7.45	(1.67)		0.77	2.73	3.68

Distributions(b)
From net investment income		(0.18)	(0.36)		(0.36)	(0.29)		(0.49)	(0.42)	(0.47)
From net realized gain		(1.41)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)	(3.35)

Total distributions		(1.59)	(2.68)		(1.27)	(0.73)		(4.60)	(1.39)	(3.82)

Net asset value, end of period	$18.65		$21.02		$23.47	$17.29		$19.69	$23.52	$22.18

Total Return(c)
Based on net asset value	(3.39	)%(d)	1.03%		44.93%	(8.90	)%(d)	4.14%	12.63%	17.28%

Ratios to Average Net Assets(e)
Total expenses	0.58	%(f)	0.57%		0.59%	0.59	%(f)	0.59%	0.59%	0.59%

Total expenses after fees waived and/or reimbursed	0.58	%(f)	0.57%		0.58%	0.58	%(f)	0.58%	0.58%	0.59%

Net investment income	1.96	%(f)	1.55%		2.02%	2.10	%(f)	2.10%	1.99%	1.83%

Supplemental Data
Net assets, end of period (000)	$2,905,578		$3,281,124		$3,089,993	$2,440,035		$2,413,725	$2,229,057	$209,323

Portfolio turnover rate		32%	47	%(g)	45%	40%		43%	36%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of period	$21.20		$23.65		$17.42	$19.82		$23.64	$22.28	$22.41

Net investment income(a)	0.12		0.19		0.26	0.21		0.31	0.30	0.31
Net realized and unrealized gain (loss)		(0.96)	(0.12)		7.10	(1.99)		0.31	2.29	3.22

Net increase (decrease) from investment operations		(0.84)	0.07		7.36	(1.78)		0.62	2.59	3.53

Distributions(b)
From net investment income		(0.11)	(0.20)		(0.22)	(0.18)		(0.33)	(0.26)	(0.31)
From net realized gain		(1.41)	(2.32)		(0.91)	(0.44)		(4.11)	(0.97)	(3.35)

Total distributions		(1.52)	(2.52)		(1.13)	(0.62)		(4.44)	(1.23)	(3.66)

Net asset value, end of period	$18.84		$21.20		$23.65	$17.42		$19.82	$23.64	$22.28

Total Return(c)
Based on net asset value	(3.68	)%(d)	0.30%		43.89%	(9.35	)%(d)	3.42%	11.86%	16.44%

Ratios to Average Net Assets(e)
Total expenses	1.28	%(f)	1.27%		1.28%	1.28	%(f)	1.27%	1.28%	1.29%

Total expenses after fees waived and/or reimbursed	1.27	%(f)	1.27%		1.27%	1.27	%(f)	1.27%	1.28%	1.28%

Net investment income	1.25	%(f)	0.85%		1.34%	1.42	%(f)	1.44%	1.29%	1.33%

Supplemental Data
Net assets, end of period (000)	$430,887		$460,887		$512,562	$437,238		$614,787	$754,259	$819,982

Portfolio turnover rate		32%	47	%(g)	45%	40%		43%	36%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $8 billion	0.60%
$8 billion — $10 billion	0.56
$10 billion — $12 billion	0.54
$12 billion — $17 billion	0.52
$17 billion — $25 billion	0.51
$25 billion — $30 billion	0.50
$30 billion — $40 billion	0.47
Greater than $40 billion	0.45

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

BlackRock Equity Dividend Fund	$69,495	$6,301,640	$1,728,002	$1,104,956	$ 9,204,093

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2022, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional

Amounts paid to affiliates	$ 81,035

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$13,966	$201	$36,632	$7,511	$3,871	$2,078	$64,259

For the six months ended October 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$5,938,628	$47,492	$2,565,275	$202,942	$99,060	$450,470	$9,303,867

Other Fees: For the six months ended October 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $53,182.

For the six months ended October 31, 2022, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$49,096	$18,010	$67,106

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended October 31, 2022, the amounts waived were $365,697.

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Notes to Financial Statements (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	PURCHASES AND SALES

For the six months ended October 31, 2022, purchases and sales of investments and excluding short-term securities were $5,896,555,559 and $6,488,508,475, respectively.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Equity Dividend Fund	$16,845,434,900	$3,058,069,407	$(903,586,792)	$2,154,482,615

7.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2022, the Fund did not borrow under the credit agreement.

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Equity Dividend Fund
Institutional
Shares sold	62,304,445	$1,205,706,184	126,936,209	$2,845,134,672
Shares issued in reinvestment of distributions	38,814,480	695,683,625	51,250,545	1,106,162,987
Shares redeemed	(86,157,812)	(1,642,550,676)	(137,694,912)	(3,106,322,844)

	14,961,113	$258,839,133	40,491,842	$844,974,815

Service
Shares sold	243,811	$4,759,701	450,825	$10,087,170
Shares issued in reinvestment of distributions	243,505	4,343,236	405,486	8,736,308
Shares redeemed	(530,576)	(10,002,941)	(1,870,182)	(41,344,943)

	(43,260)	$(900,004)	(1,013,871)	$(22,521,465)

Investor A
Shares sold	19,403,966	$374,281,739	36,714,972	$822,607,667
Shares issued in reinvestment of distributions	20,792,006	371,037,645	27,992,084	602,287,862
Shares redeemed	(27,019,916)	(516,046,925)	(60,980,046)	(1,361,331,492)

	13,176,056	$229,272,459	3,727,010	$63,564,037

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/22		Year Ended 04/30/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Equity Dividend Fund (continued)
Investor C
Shares sold	1,331,600	$24,374,459	3,003,385	$63,945,480
Shares issued in reinvestment of distributions	1,547,813	26,053,638	2,353,724	48,011,666
Shares redeemed and automatic conversion of shares	(3,274,011)	(59,492,978)	(8,843,673)	(188,990,109)

	(394,598)	$(9,064,881)	(3,486,564)	$(77,032,963)

Class K
Shares sold	21,736,192	$427,357,558	37,548,527	$843,860,218
Shares issued in reinvestment of distributions	12,789,763	229,093,498	17,194,469	371,030,558
Shares redeemed	(34,868,502)	(698,497,580)	(30,282,571)	(677,774,615)

	(342,547)	$(42,046,524)	24,460,425	$537,116,161

Class R
Shares sold	1,249,003	$24,535,872	2,604,048	$58,982,447
Shares issued in reinvestment of distributions	1,798,774	32,554,636	2,453,520	53,398,657
Shares redeemed	(1,911,290)	(37,566,851)	(4,993,570)	(112,872,411)

	1,136,487	$19,523,657	63,998	$(491,307)

	28,493,251	$455,623,840	64,242,840	$1,345,609,278

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Equity Dividend Fund (the “Fund”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including,

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	27

Disclosure of Investment Advisory Agreement   (continued)

among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	29

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQDIV-10/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: December 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: December 21, 2022